SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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iSecureTrac Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

AND

PROXY STATEMENT

DATE:	THURSDAY, MAY 10, 2012
TIME:	2:00 P.M.
PLACE:	THE BEST WESTERN KELLY INN
4706 SOUTH 108th STREET
OMAHA, NEBRASKA 68137

iSecureTrac Corp.

5078 South 111th Street

Omaha, NE 68137

April 16, 2012

Dear Stockholder:

You are cordially invited to attend the annual meeting of Stockholders of iSecureTrac Corp., which will be held at The Best Western Kelly Inn, 4706 South 108th Street, Omaha, Nebraska, on Thursday, May 10, 2012, at 2:00 p.m. Your board of directors and management look forward to personally greeting those stockholders able to attend.

At the annual meeting:

•	The common stockholders will elect four (4) directors to serve until the 2013 annual meeting of stockholders;

•	All stockholders voting as a single class will be asked to ratify the appointment of McGladrey & Pullen, LLP as our independent auditors for 2012; and

•	All stockholders voting as a single class will consider such other matters as may be properly brought before the annual meeting and at any adjournment(s) or postponement(s) thereof.

These matters are discussed in greater detail in the accompanying Proxy Statement. You should read the Proxy Statement carefully.

Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the annual meeting. You are requested to sign, date and mail the enclosed proxy promptly. You may withdraw your proxy at any time before voting occurs at the annual meeting.

A copy of the Annual Report for the year ended December 31, 2011 is enclosed for your information.

We wish to thank our stockholders for their participation and support.

Sincerely,

/s/ Roger J. Kanne
Roger J. Kanne
Chairman

iSecureTrac Corp.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 10, 2012

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of iSecureTrac Corp. will be held at The Best Western Kelly Inn, 4706 SOUTH 108th STREET, Omaha, Nebraska on Thursday, May 10, 2012, at 2:00 p.m. Central time, for the following purposes:

•	The common stockholders will elect four (4) directors to serve until the 2013 annual meeting of stockholders;

•	All stockholders voting as a single class will be asked to ratify the appointment of McGladrey & Pullen, LLP as our independent auditors for 2012; and

•	All stockholders voting as a single class will consider such other matters as may be properly brought before the annual meeting and at any adjournment(s) or postponement(s) thereof.

These matters are discussed in greater detail in the accompanying Proxy Statement. You should read the Proxy Statement carefully. A copy of our Annual Report for the year ended December 31, 2011, is also enclosed for your information.

Only stockholders of record as of the close of business on April 13, 2012, will be entitled to vote at the annual meeting and any adjournment(s) or postponement(s) thereof.

All stockholders are cordially invited to attend the annual meeting. However, to assure your representation at the annual meeting and that a quorum is present, you are urged to promptly complete, sign and date the enclosed proxy card and return it in the postage-prepaid envelope enclosed for that purpose. If you decide to attend the annual meeting in person, you may revoke your proxy at that time and vote in person. You may also revoke your proxy at any time before the annual meeting by sending a written notice of revocation to our corporate secretary or by submitting a later-dated proxy.

BY ORDER OF THE BOARD OF DIRECTORS:

/s/ Kim Reed
Omaha, Nebraska	Kim Reed
April 16, 2012	Secretary

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO PROMPTLY COMPLETE, SIGN, DATE AND

RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 10, 2012. The Proxy Statement and the Company’s 2011 Annual Report are available on-line at http://www.isecuretrac.com/InvestorRelations.aspx?p=Annual.

iSecureTrac Corp.

5078 South 111th Street

Omaha, NE 68137

ANNUAL MEETING OF STOCKHOLDERS

THURSDAY, MAY 10, 2012

PROXY STATEMENT

Our annual meeting of stockholders will be held on Thursday, May 10, 2012, at The Best Western Kelly Inn, 4706 SOUTH 108th STREET, Omaha, Nebraska, at 2:00 p.m. Central time. This Proxy Statement contains information about the matters to be considered at the annual meeting or any adjournment or postponement of the annual meeting. This Proxy Statement, the Notice of Annual Meeting of Stockholders and the proxy are first being sent to stockholders on or about April 16, 2012.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

WHAT IS BEING CONSIDERED AT THE ANNUAL MEETING?

At the annual meeting:

•	The common stockholders will elect four (4) directors to serve until the 2013 annual meeting of stockholders;

•	All stockholders voting as a single class will be asked to ratify the appointment of McGladrey & Pullen, LLP as our independent auditors for 2012; and

•	All stockholders voting as a single class will consider such other matters as may be properly brought before the annual meeting and at any adjournment(s) or postponement(s) thereof.

We do not expect that any matters other than the election of directors and the ratification of our independent auditors will be acted on at the annual meeting.

In addition, our management will report on our performance during calendar year 2011 and will address questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

You may attend and vote at the annual meeting if you owned shares of our common stock or Series C Preferred Stock or Series D Preferred Stock as of the close of business on April 13, 2012 (the “Record Date”).

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HOW DO I VOTE?

You can vote in two ways:

•	By attending the annual meeting in person; or

•	If you hold common stock, by completing, signing and returning the enclosed proxy card which authorizes the Board of Directors to vote on your behalf at the annual meeting in accordance with your instructions.

Even if you plan to attend the annual meeting in person, we urge you to complete, sign and return your proxy to ensure your vote is counted and that a quorum is present. The prompt return of proxies will save us the expense of further solicitations for proxies to ensure a quorum at the annual meeting. If you attend the annual meeting, you can revoke your proxy at that time and vote in person. You may also revoke your proxy at any time before the annual meeting by sending a written notice of revocation to our corporate secretary or by submitting a later-dated proxy. For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

WHAT VOTES ARE REQUIRED?

Except as otherwise required by law, for matters other than the election of directors, the holders of our Series C and Series D Preferred Stock vote together with the holders of shares of our common stock as a single class; provided that each share of Series C and Series D Preferred Stock is entitled to 11 votes on each such matter. As of the Record Date, there were 10,935,673 shares of our common stock issued and outstanding and entitled to vote at the annual meeting. As a class, the holders of common stock are entitled to cast a total of 10,935,673 votes with regards to the election of directors, the ratification of the appointment of our independent auditors for 2012 and any other matters besides those described in this Proxy Statement which may be properly presented at the annual meeting. There were 1,588,163 shares of our Series C Preferred Stock and 1,311,814 shares of our Series D Preferred Stock issued and outstanding as of the Record Date and entitled to vote at the annual meeting. As a class, the holders of Series C Preferred Stock and Series D Preferred Stock are entitled to cast a total of 1,588,163 and 1,311,814 votes, respectively, with regard to the ratification of the appointment of our independent auditors for 2012 and any other matters besides those described in this Proxy Statement which may be properly presented at the annual meeting. The holders of Series C and Series D Preferred Stock are not entitled to vote with regards to the election of the common stock directors, but rather are entitled to separately elect a majority of our directors. We do not intend to hold a separate vote for the election of directors by the holders of our Series C and D Preferred Shares because they have advised us, and have stated in various filings with the SEC on Schedule 13D, that they have no present intention of exercising their collective right to appoint a majority of our directors.

The election of a director by common stockholders requires the affirmative vote of a plurality in voting power of the common shares present in person or represented by proxy at the annual meeting and entitled to vote. Consequently, votes withheld and broker non-votes will have no effect on the election of directors.

The ratification of the appointment of our independent auditors requires the affirmative vote of the holders of a majority in voting power of the total shares of our capital stock present in person or represented by proxy at the annual meeting and entitled to vote. Accordingly, abstentions will have the same effect as a vote against ratification.

HOW IS A QUORUM ESTABLISHED AT THE ANNUAL MEETING?

As a general matter, in order to have a quorum present at the annual meeting, the holders of shares representing a majority of the total outstanding voting power of our capital stock (consisting of common stock and our Series C and Series D Preferred Stock) that are entitled to vote at the Annual Meeting must be present, either in person or represented by proxy, at the annual meeting. However, in order to establish a quorum at the annual meeting with respect to the election of directors by our common stockholders, there must only be present, in person or represented by proxy, the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting. Shares represented by proxies delivered by nominee holders, whether they vote or not on the matters being considered at the annual meeting, will be counted for purposes of establishing a quorum at the annual meeting.

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If a quorum is not present at the annual meeting with respect to the election of directors by our common stockholder, the annual meeting will be adjourned to a later date and we will continue to solicit proxies from the holders of our common stock in order to establish a quorum at the reconvened meeting. If a quorum is not present at the annual meeting to take action with respect to the ratification of our independent auditors or any other action, we do not intend to reconvene or reschedule the annual meeting or to otherwise take action on those matters.

CAN I CUMULATE MY VOTES FOR THE ELECTION OF DIRECTORS?

No, each share of common stock is entitled to one vote on each matter to be voted on at the annual meeting, including one vote with respect to each director that is nominated for election by the common stockholders. Stockholders do not have the right to cumulate votes in the election of directors.

CAN I CHANGE MY MIND AFTER I DELIVER MY PROXY?

Yes, you may revoke your proxy at any time before the vote is taken at the annual meeting. You can do this by (1) sending a notice of revocation to our corporate secretary or by submitting a later-dated proxy, or (2) attending the annual meeting and voting in person.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT INCLUDE VOTING INSTRUCTIONS?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of each nominee for director and FOR the ratification of the appointment of McGladrey & Pullen, LLP as our independent auditors.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that your shares are held in multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Standard Registrar Transfer Company, Inc. and can be reached at (801) 571-8844.

WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

It is important that you return your proxy so that your vote is counted at the annual meeting.

If you hold your shares directly in your own name, they will not be voted unless you attend the annual meeting in person or provide us with your proxy.

If your shares are held in “street name” with a brokerage firm, bank or other nominee holder, they may be voted by the nominee holder without specific instructions from you on the ratification of our independent auditors, but the nominee holder will not be permitted to vote on the election of directors by common stockholders without instructions from you.

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WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

The matters described in this Proxy Statement are the only matters we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

WHO PAYS FOR THIS PROXY SOLICITATION?

We are making and paying for this proxy solicitation. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, there were 10,935,673 shares of our common stock and 1,588,163 shares of our Series C Preferred Stock and 1,331,814 shares of our Series D Preferred Stock issued and outstanding and entitled to vote at the annual meeting. The following table shows the number of shares of common stock beneficially owned as of the Record Date, by each person who we know beneficially owns more than 5% of the issued and outstanding shares of our common stock, each director of the Company, each director nominee, each Named Executive Officer included in the Summary Compensation Table on Page 12 of this Proxy Statement and our current directors and executive officers as a group.

STOCK OWNERSHIP

		Common Stock
Name & Title	Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Lincoln Zehr (1)	5078 S. 111th Street
Chief Executive Officer	Omaha, NE 68137	235,000	2.11%
Peter A. Michel (2)	1109 Gatewood Drive
Former President, CEO & Director	Alexandria, VA 22307	1,569,417	12.65%
Roger Kanne (3)	5078 S. 111th Street
Director	Omaha, NE 68137	792,543	7.19%
Joseph M. Schwaller	1207 North 143rd Street
Director	Omaha, NE 68154	-	*
Greg W. Gaggini	5078 S. 111th Street
Director	Omaha, NE 68137	-	*
Thomas J. Burlin	5078 S. 111th Street
Director	Omaha, NE 68137	-	*
All Directors and Executive Officers
as a Group (5 persons) (4)		1,027,543	9.15%
Trust of Ken Macke	1214 Hagen Road
	Napa, CA 94558	592,520	5.42%
Total Tech LLC (5)	PO Box 729
	Carroll, IA 51401	984,156	9.00%
MH Imports (6)	5949 Sherry Lane, Ste 1900
	Dallas, TX 75225	12,468,591	53.27%
Crestpark LP, Inc (7)	5949 Sherry Lane, Ste 1900
	Dallas, TX 75225	24,830,431	69.42%

*	Denotes less than one percent (1%) of the class.

**	For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if that person has the right to acquire such shares within 60 days of the Record Date by the exercise of any stock option, convertible security or similar arrangement. Such rights held by a person are deemed to have been exercised for the purpose of computing the percentage of outstanding shares of common stock beneficially owned by such person, but shall not be deemed to have been exercised for the purpose of computing the percentage of outstanding shares of common stock beneficially owned by any other person. Additionally, for purposes of this table, a person or entity shall be deemed to be a beneficial owner of shares of common stock if such person or entity has or shares either investment or voting power with respect to such shares. Unless otherwise indicated, each listed shareholder has sole voting and investment power over the shares such shareholder beneficially owns and all such shares are owned directly.

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(1)	Consists of 32,500 shares of common stock owned directly, fully vested options to acquire up to 202,500 shares of common stock, and options to acquire up to 18,750 shares of Common Stock that will vest within 60 days of the Record Date, with all of such options at exercise prices ranging from $0.43 to $1.04 per share. Mr. Zehr also holds additional unvested options to acquire up to 31,250 shares of common stock at an exercise price of $1.04 per share.

(2)	Consists of 100,000 shares of common stock owned directly, fully vested options to acquire up to 1,230,856 shares of common stock with all of such options at exercise prices ranging from $0.43 to $1.04 per share. Also includes 124,616 shares of common stock issuable upon the conversion of 26,056 shares of the Series C Preferred Stock, 103,148 shares of common stock issuable upon the exercise of warrants at $2.30 per share to be issued upon the exchange of the Series C Preferred Stock, and 10,797 shares of common stock issuable upon exercise of the warrants with exercise prices ranging from $2.30 to $3.15 per share. Mr. Michel resigned his positions of Chief Executive Officer, President and Director on December 19, 2011.

(3)	Consists of 675,135 shares of common stock owned directly, 23,408 shares of common stock owned by ET Video over which Mr. Kanne exercises investment and voting control, and fully vested options to acquire up to 79,000 shares of common stock at exercise prices ranging from $0.36 to $2.49 per share.

(4)	Consists of 731,043 shares of common stock owned directly and indirectly, fully vested options to acquire up to 281,500 shares of common stock, and options to acquire up to an aggregate of 31,250 shares of Common Stock that will vest within 60 days of the Record Date, with all of such options at exercise prices ranging from $0.30 to $1.04 per share. Does not include shares beneficially owned by Mr. Michel.

(5)	Consists of 984,156 shares of common stock owned directly by Total Tech, LLC. The members of Total Tech, LLC are Dennis Anderson, Robert Badding, Mary Collison, Martin Halbur, Roger Kanne, Ronald Muhlbauer, and Patti Pietig. Mr. Kanne, a director of the Company, is a member of Total Tech, LLC, but does not exercise voting or dispositive control over the shares owned by Total Tech, LLC.

(6)	Consists of 6,513,196 shares of common stock issuable upon the conversion of 1,361,850 shares of the Series C Preferred Stock, 5,391,142 shares of common stock issuable upon the exercise of warrants at $2.30 per share to be issued upon the exchange of the Series C Preferred Stock, and 564,253 shares of common stock issuable upon the exercise of warrants with exercise prices ranging from $2.30 to $3.15 per share. MH Imports is a wholly owned subsidiary of Consolidated Investment Services, Inc which is a wholly owned subsidiary of Sammons Enterprises, Inc.

(7)	Consists of 24,830,431 shares of common stock issuable upon the conversion of 1,331,814 shares of the Series D Preferred Stock (representing 100% of the issued and outstanding shares of Series D Preferred Stock), Crestpark, LP, Inc. is a wholly owned subsidiary of Consolidated Investment Services, Inc which is a wholly owned subsidiary of Sammons Enterprises, Inc.

I.  ELECTION OF DIRECTORS

Since 2005, the holders of our Series C Preferred Stock have been entitled to elect the majority of the Company’s directors and the holders of our common stock have separately elected the remaining directors. On June 30, 2011, we issued 1,311,814 shares of Series D Preferred Stock in connection with the conversion of approximately $13.3 million of long-term debt and $1.2 million of outstanding revolving debt. The holders of this newly issued Series D Preferred Stock now share the right to elect a majority of the Board of Directors with the holder of the Series C Preferred Stock. However, immediately subsequent to the completion of this financial restructuring, the four directors elected by the holders of our Series C Preferred Stock at the 2011 Annual Meeting resigned from our Board. The holders of the Series C and Series D Preferred Stock have advised us, and have stated in various filings with the SEC on Schedule 13D, that they have no present intention of exercising their collective right to appoint a majority of our directors and have not nominated any persons for election at the annual meeting. As a result, we do not intend to hold a separate vote at the annual meeting for the election of directors by the holders of our Series C and D Preferred Shares.

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In addition to the resignation of the four directors appointed by the holders of our Series C Preferred Stock, two of the three directors elected by the common stockholders at the 2011 Annual Meeting resigned from the Board in 2011. Ravi Nath resigned in October 2011 in order to accept an academic position that required him to reside in Africa for a year. Peter Michel resigned in December 2011 at the time he resigned as our President and Chief Executive Officer. Since that time, the Board of Directors has filled three of the vacancies on the Board by appointing Joseph M. Schwaller, Greg W. Gaggini and Thomas J. Burlin to serve as directors until the 2012 Annual Meeting. In light of the stated intention of the holders of our Series C and Series D Preferred Stock to not exercise their right to appoint a majority of our directors, the Board of Directors has nominated Roger J. Kanne, Joseph M. Schwaller, Greg W. Gaggini and Thomas J. Burlin to serve as the Company’s directors for terms ending at the 2013 Annual Meeting of Stockholders. Each of the nominees will be elected at the annual meeting by the holders of our common stock. Each nominee is a current director of the Company. No other nominations have been received. There are no arrangements or understandings pursuant to which any nominee was selected. Although we do not know of any reason why any of these nominees might not be able to serve, the Board of Directors will propose a substitute nominee if any nominee is not available to serve on the Board of Directors and the proxy holder will vote in favor of such substitute nominees.

The election of a director by the common stockholders requires the affirmative vote of a plurality in voting power of the common shares present in person or represented by proxy at the annual meeting and entitled to vote. Consequently, votes withheld and broker non-votes will have no effect on the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT COMMON STOCKHOLDERS VOTE “FOR” EACH NOMINEE.

Our common stock is not traded on a national securities exchange. However, we evaluate the independence of our directors, nominees and committee members using the independence criteria established by the New York Stock Exchange under section 303A.02 of its listing standards. In addition, we have adopted additional guidelines set forth in our Guidelines on Significant Governance Issues, which are available at http://www.isecuretrac.com/InvestorRelations.aspx?p=Corporate. According to both of these standards, we have determined that Messrs. Kanne, Schwaller, Gaggini and Burlin qualify as independent directors.

General Information About the Nominees to be Elected by Holders of Common Stock

The following sets forth certain information about each director and person nominated to become a director at the annual meeting. In each case, the conclusion that such persons should serve as a director of the Company was based on their experiences described in their individual biographies

Roger J. Kanne, age 71, has been a Director since October 1997 and currently serves as Chairman of the Board of Directors. Mr. Kanne also served as our Chief Financial Officer and Secretary from May 2000 to February 2001. Mr. Kanne is Chairman, President and CEO of Community Oil Company, a regional distributor of petroleum products, and has served in such capacity since 1972. He also serves as Vice President and Secretary of ET Company, a regional video distributor, and has held such position since 1990. We believe that Mr. Kanne’s involvement as owner and operator of the business entities above as well as his historical involvement with the Company and his prior service on our Board give him an in-depth understanding of the Company and its operations and well qualify him to serve on our Board.

Joseph Schwaller, age 47, joined our Board of Directors in November 2011. Mr. Schwaller has over 20 years of executive level experience in rapidly growing entrepreneurial companies. He is currently managing his own Omaha based technology and management consulting company. In 2010 and 2011 Mr. Schwaller was President / COO at GlobalNetWatch, Inc., an Omaha based company that an provided an outsourced solution utilized by web management worldwide to externally measure the performance and availability of an organization's entire Internet presence, including web sites, web based applications and infrastructure components such as DNS, FTP, and Email servers. From 2009 to 2010 he was President of Planet Consulting LLC, in Omaha, NE, which provided IT staff augmentation, help desk services, application management and software project management. From 2007 to 2009 Mr. Schwaller was President/Owner of Connect IT Staffing, LLC, and IT consulting and staffing company in Omaha which was merged into Planet Consulting LLC in 2009. We believe Mr. Schwaller’s business and technology experience well qualify him to serve on our Board.

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Greg W. Gaggini, age 47, joined our Board of Directors in March of 2012. He has nearly 20 of experience as a Senior Marketing and Sales executive has been President/COO at AccuCut LLC, an Omaha based company that manufactures and markets die cutting solutions in the craft and education arenas worldwide since March 2010. He previously served as President of AccuCut from 2005 to 2008. Mr. Gaggini's prior experience also includes time spent with InfoGROUP, where he was Senior Vice President of Sales from March 2008 to June 2009. He is also President / Owner of Custom Solutions Consulting of Omaha, Nebraska. We believe that Mr. Gaggini’s broad business background as well as his sales and marketing experience well qualify him to serve on our Board.

Thomas J. Burlin. age 54, joined our Board of Directors in March of 2012. He is an accomplished senior executive with more than 30 years experience in the high tech industry. His responsibilities have included more than 75,000 employees in over 100 countries around the world. He has managed approximately $7 billion in annual revenue across a diverse portfolio of government and commercial markets for IBM and Affiliated Computer Services (ACS), a Xerox company. Since October 2010, Mr. Burlin has been President and CEO of Burlin Consulting Services, specializing in providing world class consulting to government and industry leaders. Previously Mr. Burlin spent more than six years with ACS, serving as Group President Government Services, COO ACS, and COO ASC Government. He was with ACS from July 2005 to October 2010. We believe Mr. Burlin’s extensive management experience and background in government and technology markets well qualify him to serve on our Board.

The Board of Directors and its Committees

Our Board of Directors conducts its business through meetings and actions taken by written consent in lieu of meetings. Other actions may be taken by committees established by the Board. The Company’s independent directors normally meet in executive session at each regularly scheduled Board meeting. Currently, Messrs. Kanne, Schwaller, Gaggini and Burlin are our independent directors.

The Chairman of the Board is Roger Kanne, who is an independent director.

Both Mr. Kanne and Mr. Schwaller attended at least 75% of the Board Meetings held while they served on the Board. Mr. Gaggini and Mr. Burlin were not directors during 2011.

The Board has an active role in overseeing the management of the Company’s risks. Management routinely communicates with the Board, both formally and informally, about key initiatives, strategies and industry developments, in part to assess and manage the potential risks. While the Board of Directors as a whole has the ultimate responsibility for oversight of the risk management process, committees of the Board, when applicable, also have responsibilities with respect to managing the Company’s risk. The Audit Committee focused on the financial and compliance risks and the Compensation Committee was involved in establishing employee incentives with the goal of encouraging an appropriate level of risk-taking, consistent with the Company’s business strategies. The Board believes its leadership structure is appropriate given the Company’s specific circumstances, the management of risk and the Board’s administration of its oversight function.

The Board has established two standing committees, an Audit Committee and a Compensation Committee. Due to the resignations of the four directors appointed by the holders of our Series C Preferred Stock in July 2011, and the failure of the holders of our Series C and Series D Preferred Stock to appoint successor directors, the Board determined that given the small number of remaining directors, only two of which were independent, that the entire Board would fulfill the functions typically assigned to the Audit Committee and the Compensation Committee until additional independent directors could be added to the Board. The Board intends to reestablish the Audit Committee and Compensation Committee after the annual meeting if the persons nominated as directors are elected to the Board. The following is a description of the duties and responsibilities of the Board’s two standing committees.

The Audit Committee. The Audit Committee’s primary duties and responsibilities include monitoring the integrity of our financial statements, monitoring the independence and performance of our independent auditors, and monitoring our compliance with applicable legal and regulatory requirements. The Audit Committee performs the following functions:

•	Exercises sole authority to hire and dismiss our independent auditors;

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•	Reviews the scope and results of the audit with our independent auditors;

•	Is responsible for receiving certain required communications from the auditors including information as to the auditor’s independence;

•	Reviews our quarterly and annual operating results with management and with our independent public accountants;

•	Considers the adequacy and implementation of our internal auditing, accounting and financial procedures;

•	Pre-approves all services provided by independent auditors; and

•	Reviews and approves all transactions between the Company and any related parties.

Prior to June 30, 2011, the Audit Committee consisted of Joseph Ethridge, Roger Kanne and Ravi Nath. Messrs. Kanne and Nath were considered independent whereas Mr. Ethridge was not. Each member of the Audit Committee had a basic understanding of finance and accounting and was able to read and understand financial statements, and Mr. Ethridge had been determined to qualify as an “audit committee financial expert” under criteria specified by the SEC. The Audit Committee met two times during 2011 with Messrs. Kanne, Nath and Ethridge attending both meetings.

The Audit Committee operates under a written charter, a current copy of which is available at http://www.isecuretrac.com/InvestorRelations.aspx?p=Corporate.

The Compensation Committee. The Compensation Committee performs the following functions:

•	Reviews and fixes the compensation arrangements for officers and key employees; and

•	Grants stock options and makes restricted stock awards to eligible participants under our 2006 Omnibus Equity Incentive Plan.

Prior to June 30, 2011, the Compensation Committee consisted of Robert Korba and Ravi Nath. Mr. Korba did not qualify as an independent director. The Compensation Committee met two times during 2011 with Mr. Korba and Mr. Nath attending both meetings.

The Compensation Committee operates under a charter, a current copy of which is available at http://www.isecuretrac.com/InvestorRelations.aspx?p=Corporate.

We do not have a standing nominating committee. The Board determined that due to the relatively small size of the Board, it is not necessary to form a separate committee to evaluate director nominations. The Board identifies nominees to serve as directors of the Company primarily through suggestions made by directors, management or stockholders. Candidates for directors are evaluated based on their independence, character, judgment, diversity of experience, financial or business acumen, and their ability to represent and act on behalf of all stockholders. However, the Board has not established any quantifiable minimum standards for evaluating potential nominees. The Board will consider nominations for directors received from stockholders which are submitted in a timely manner with sufficient biographical and business experience information about the nominee to allow the Board to evaluate the nominee. Nominees recommended by our stockholders are evaluated according to the same criteria used to evaluate nominees proposed by the board.

The Board does not have a separate policy with regard to the consideration of diversity in identifying director nominees.

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Compensation Committee Interlocks and Insider Participation

There are no compensation committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Securities Exchange Act of 1934.

Executive Officers

On December 19, 2011, Peter A. Michel resigned as the President and Chief Executive Officer of the Company. At that time, the Board appointed the Company’s Chief Financial Officer, Lincoln D. Zehr, CPA, to also act as our interim Chief Executive Officer. Effective February 3, 2012, the Board of Directors appointed Mr. Zehr as the Chief Executive Officer of the Company. At that time Mr. Zehr, ceased to serve as our Chief Financial Officer and Secretary. Biographical information for Mr. Zehr is set forth below:

Lincoln D. Zehr - Mr. Zehr, age 49, holds the position of Chief Executive Officer. Mr. Zehr has held the position of Chief Executive Officer since February 3, 2012. From February 1, 2008 to February 3, 2012 Mr. Zehr served as the Company’s Chief Financial Officer and Secretary. He joined the Company as Vice President of Finance on January 9, 2008. Prior to joining the Company, Mr. Zehr worked for MDS Inc., based out of Toronto, Canada. During his 12 year tenure with MDS, Mr. Zehr held several controllership positions as wells Director of Finance for the MDS Pharma Services division. Mr. Zehr's experience includes leading the controls design and implementation of Sarbanes-Oxley for North American operations, due diligence and post-acquisition integration as well as full-scale design and implementation of a global ERP system. Prior to MDS Mr. Zehr worked in public accounting for 9 years with Baird, Kurtz & Dobson based out of Lincoln, Nebraska. Mr. Zehr received a BBA with an emphasis in Accounting from Nebraska Wesleyan University and holds an active Certified Public Accountant certificate from the State of Nebraska.

There are no family relationships between any of our executive officers, current directors or persons nominated to become directors.

Executive Compensation

Our Compensation Committee or Board of Directors, as applicable, has the responsibility for determining the compensation that is paid or awarded to our Company’s executive officers and to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive and drives behavior that increases shareholder value over the long-term.

Compensation Philosophy and Objectives

Our Company’s compensation philosophy is designed to link executive performance to long-term stockholder value, connect pay with individual performance, maintain a compensation system that is competitive with industry standards and attract and retain outstanding executives. We seek to incentivize our executives through both short-term and long-term awards, with a goal of superior Company performance. Our ultimate objective is to improve stockholder value.

Our Compensation Committee or Board of Directors, as applicable, evaluates both performance and compensation to ensure that our Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To that end, our Compensation Committee or Board of Directors, as applicable, believes executive compensation packages provided to our executives should include both cash and stock-based compensation that reward performance as measured against pre-established goals.

Compensation Components

There are three basic components to our executive compensation program:

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•	Base salary;

•	Bonuses; and

•	Equity awards under our Incentive Plan.

We use short-term compensation comprised of base salary and annual cash bonuses along with long-term compensation comprised of stock options and equity awards in order to attract, retain and motivate the key individuals necessary to lead us to achieve our strategic objective of increased shareholder value over the long-term, reflecting our belief that executive compensation should seek to align the interests of our executives with those of our shareholders.

Our Compensation Committee, or Board of Directors, as applicable, reviews all recommendations made with respect to discretionary compensation and approves all discretionary compensation decisions for our Named Executive Officers. Members of senior management (including our Named Executive Officers) provide information to the Compensation Committee or Board of Directors, as applicable, with respect to individual and departmental performance to assist the Compensation Committee or Board of Directors, as applicable, in its analysis and evaluation of the Named Executive Officers. With the exception of Mr. Kanne who served as the Company’s Chief Financial Officer and Secretary from May 2000 to February 2001, no member of our Compensation Committee has ever served as one of our officers or employees.

Base Salary

We use base salary to recognize the experience, skills, knowledge, roles and responsibilities of our employees and executive officers. When establishing the 2011 base salaries of our Named Executive Officers, our Compensation Committee or Board of Directors, as applicable, considered a number of factors, including:

•	Individual responsibilities;

•	Performance expectations and the Executive’s experience and qualifications;

•	The Company’s overall financial performance;

•	The Executive’s total compensation during the previous year;

•	Compensation levels at comparable companies in similar industries;

•	The Executive’s length of service with the Company; and

•	The Executive’s effectiveness in dealing with external and internal audiences.

Base salaries, along with other components of total compensation, are reviewed by our Compensation Committee or Board of Directors, as applicable, at least annually.

Bonuses

We use bonuses to reward individual, departmental and company performance. The employment agreement for Messrs. Michel and Zehr provide guidelines for their annual bonus by specifying maximum bonus amounts of up to 50% of annual salary for Mr. Michel and up to 20% of annual salary for Mr. Zehr. In 2011, no bonuses were given to Messrs. Michel or Zehr.

An individual’s bonus award is discretionary and is determined by the Compensation Committee or Board of Directors, as applicable, taking into account the following components: adherence to plan for revenue goals, adherence to plan for sales, general and administrative cost goals and individual performance. Our Compensation Committee or Board of Directors, as applicable, measures company performance based on actual performance versus plan numbers and key performance indicators.

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Incentive Plan Awards

2001 Omnibus Equity Incentive Plan

In June 2001, the Company’s stockholders approved the 2001 Omnibus Equity Incentive Plan (the “2001 Plan”). As of May 31, 2006, the Company’s 2001 Plan expired. The 2001 Plan provided for the granting of stock options and other equity incentives for up to 100,000 shares of the Company’s Common Stock to the Company’s officers, directors, and consultants who provided services to the Company and key employees at an exercise price equal to 85% of the average daily closing price of the Company’s common stock for the week prior to when the options were granted. The options are to vest on a monthly basis over a one month to a 36-month period of time from the date of grant. As of January 1 of each year, commencing with the year 2002, the aggregate number of options that were awarded under the 2001 Plan was automatically increased by a number equal to the lesser of 1% of the total number of Common Shares then outstanding or 20,000. At December 31, 2011 there were 10,000 outstanding options under the 2001 Plan with an exercise price of $2.30. No further options may be issued under the 2001 Plan.

2006 Omnibus Equity Incentive Plan

On May 4, 2006, at the Company’s annual meeting of stockholders, the stockholders approved the adoption of the Company’s newly created 2006 Omnibus Equity Incentive Plan (the “2006 Plan”). The 2006 Plan became effective on May 31, 2006. The 2006 Plan provides for the granting of stock options and other equity incentives to the Company’s officers, employees, directors and consultants who provide services to the Company. The 2006 Plan has a term of ten years unless terminated by the board of directors. Stock options are granted with an exercise price not less than fair market value of the common stock on the date of the grant. Vesting schedules and expiration dates for the grants issued under the 2006 Plan are specified at the time of grant. During 2011 options to purchase 59,500 shares of Common Stock were granted under the 2006 Plan. At December 31, 2011, there were 2,399,615 options outstanding under the 2006 Plan with exercise prices ranging from $.12 to $2.49.

2011 Omnibus Equity Incentive Plan

On May 4, 2011, at the Company’s annual meeting of stockholders, the stockholders approved the adoption of the Company’s newly created 2011 Omnibus Equity Incentive Plan (the “2011 Plan”). The 2011 Plan became effective on May 4, 2011. The 2011 Plan provides for the granting of stock options and other equity incentives to the Company’s officers, employees, directors and consultants who provide services to the Company. The 2011 Plan has a term of ten years unless terminated by the board of directors. Stock options are granted with an exercise price not less than fair market value of the common stock on the date of the grant. Vesting schedules and expiration dates for the grants issued under the 2011 Plan are specified at the time of grant. No options have been granted under the 2011 Plan.

At December 31, 2011, we also have outstanding options to acquire a total of 619,018 shares of our common stock to certain of our executive officers under the terms of their employment agreements and other individual compensation arrangements. The exercise prices on these options range from $2.01 to $3.145.

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SUMMARY COMPENSATION TABLE

The following table sets forth all compensation paid to our Chief Executive Officer and our next most highly compensated executive officer whose salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2011 (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(i)	(j)
Lincoln D. Zehr (3)	2011	160,000	-	-	-	-	160,000
Chief Executive Officer	2010	160,000	29,440	-	52,164	-	241,604

Peter A. Michel (4)	2011	225,000	-	-	-	30,000	255,000
Former Chief Executive Officer,	2010	225,000	98,438	-	139,104	30,000	492,542
President & Director

(1) Amounts in this column represent the aggregate grant date fair value computed in accordance with Generally Accepted Accounting Principles. For a discussion of the valuation assumptions used in calculation of stock-based compensation, see Notes 1 and 7 of Notes to Consolidated Financial Statements, “Nature of Business and Significant Accounting Policies – Stock Based Compensation” and “Common Stock, Stock Options, Warrants and Benefit Plan” respectively.

(2) Amounts included as All Other Compensation for 2011 and 2010 for Mr. Michel represents a nonaccountable expense allowance intended to cover expenses related to housing, automobile and other related living expenses, which enable Mr. Michel to commute from his residence on the East Coast to Omaha, Nebraska and spend a significant portion of each work week at the Company’s headquarters.

(3) Mr. Zehr joined the Company January 9, 2008 as VP of Finance and was appointed as our Chief Financial Officer and Secretary on February 1, 2008, and Chief Executive Officer on February 3, 2012. We entered into an employment agreement with Mr. Zehr on January 9, 2008 which continues for an indefinite term, unless terminated by either party. The agreement provides for an initial base annual salary of $160,000, a bonus plan of up to 20% of his annual salary, the grant of an option to purchase up to 50,000 shares of common stock and the opportunity to receive awards under our Omnibus Equity Incentive Plans. Mr. Zehr’s employment agreement was amended on August 11, 2011 to include a provision providing for the payment of a success bonus if they remain employed by the Company through the conclusion of a change in control transaction and of a retention bonus as long as they remain employed by the Company or a successor company in a similar capacity for a minimum period of six months after the consummation of a change of control transaction.

(4) We entered into an employment agreement with Mr. Michel on August 4, 2006 which continues for an indefinite term unless terminated by either party. The agreement provides for an initial base salary of $225,000, a bonus plan of up to 50% of his annual salary, the grant of an option to purchase up to 430,856 shares of common stock and the opportunity to receive awards under our Omnibus Equity Incentive Plans. Mr. Michel also receives a nonaccountable expense allowance of $30,000 per year intended to cover expenses related to housing, automobile and other related living expenses, which enable Mr. Michel to commute from his residence on the East Coast to Omaha, Nebraska and spend a significant portion of each work week at the Company’s headquarters. Mr. Michel’s employment agreement was amended on August 11, 2011 to include a provision providing for the payment of a success bonus if they remain employed by the Company through the conclusion of a change in control transaction and of a retention bonus as long as they remain employed by the Company or a successor company in a similar capacity for a minimum period of six months after the consummation of a change of control transaction. Mr. Michel resigned his positions of President, Chief Executive Officer and Director effective December 19, 2011 and pursuant to the terms of his separation agreement Mr. Michel became vested in all options to acquire common stock that remained unvested at the date of his resignation.

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OUTSTANDING EQUITY AWARDS AS FISCAL YEAR END

The following table contains information on all outstanding equity awards issued to each Named Executive Officer as of December 31, 2011.

Option Awards								Stock Awards
Name	Date of Grant	# of Shares Granted	Number of Securities Underlying Unexercised Options (#) Exercisable *	Number of Securities Underlying Unexercised Option (#) Unexercisable *	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of StockThat Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Valueof Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)			(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Lincoln D. Zehr	01/22/08	50,000	50,000	-	-	0.65	01/22/18	-	-	-	-
Chief Executive Officer	12/15/08	40,000	40,000	-	-	0.30	12/15/18	-	-	-	-
	11/18/09	50,000	50,000	-		0.43	11/18/19
	10/20/10	75,000	43,750	31,250		1.04	10/20/20

Peter A. Michel (1)	08/04/06	430,856	430,856	-	-	2.40	08/04/16	-	-	-	-
Former President, CEO	01/22/08	200,000	200,000	-	-	0.65	01/22/18
and Director	12/15/08	200,000	200,000	-	-	0.30	12/15/18
	11/18/09	200,000	200,000	-		0.43	11/18/19
	10/20/10	200,000	200,000	-		1.04	10/20/20

(*) All option grants awarded vest in equal monthly increments over a 24-month period unless otherwise noted below.

(1) Mr. Michel’s option grant to purchase up to 430,856 shares vested in equal monthly increments over a 36-month period. Also, pursuant to the terms of his separation agreement, effective December 19, 2011, upon resignation Mr. Michel became vested in all options that were not vested on the date of his resignation.

Director Compensation

We pay each independent director who is not our employee the sum of $1,000 for each meeting of the Board of Directors. This fee may be paid in cash or in shares of our common stock having an equivalent fair market value. For attending Board meetings in 2011, Mr. Kanne and Mr. Nath each received 1,333 shares of our common stock in lieu of cash payments.

We also provide for a grant of stock options covering 20,000 common shares to each independent director who is not an employee upon his or her initial election to the Board of Directors, and an annual grant of stock options covering 15,000 common shares as of the date of each annual stockholders meeting. Each of Messrs. Kanne and Nath were granted 15,000 stock options during the year 2011.

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The following table contains information on director compensation granted during the year ended December 31, 2011.

DIRECTOR COMPENSATION

For Fiscal Year Ended December 31, 2011

Name	Fees Earned or Paid in Cash ($)	Stock Awards($) (1)	Option Awards($) (2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Roger Kanne	-	1,000	4,496	-	-	-	5,496

Joseph M. Schwaller	-	-	-	-	-	-	-

Ravi Nath	-	1,000	4,496	-	-	-	5,496

Darron Ash	-	-	-	-	-	-	-

Derek Claybrook	-	-	-	-	-	-	-

Joseph Ethridge	-	-	-	-	-	-	-

Robert Korba	-	-	-	-	-	-	-

(1)	Amounts in this column represent the aggregate grant date fair market value of shares computed in accordance with Accounting Standards Codification (“ASC”) 718, Compensation-Stock Compensation.

(2)	Amounts in this column represent the aggregate grant date fair value of options computed in accordance with Accounting Standards Codification (“ASC”) 718, Compensation-Stock Compensation. For a discussion of the valuation assumptions used in calculation of stock-based compensation, see Notes 1 and 6 of Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K, which Notes are entitled “Nature of Business and Significant Accounting Policies – Stock-based Compensation” and “Common Stock, Stock Options, Warrants and Benefit Plan”, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each of our directors and executive officers and any holder of 10 percent or more of our common stock to file reports with the SEC showing changes in their ownership of our common stock. Based solely on our review of copies of the Section 16(a) reports we have received and written representations from each person who did not file an annual report with the SEC on Form 5, we believe that all Section 16(a) reports with respect to 2010 were filed on time.

Certain Relationships and Related Transactions

The Company has adopted a Code of Ethics which contains conflicts of interest provisions applicable to the directors. The Company’s Guidelines on Significant Governance Issues require each director to disclose to the Board of Directors any financial interest or personal interest that he or she has in any matter that is being considered by the Board for approval. After making such disclosure and responding to any questions that the Board may have, the interested director must then abstain from voting on the matter and, upon the request of the Chairperson of the meeting, leave that meeting while the remaining directors discuss and vote on such matter. Additionally, the Audit Committee is responsible for reviewing reports and disclosures of insider and affiliated party transactions and advising the Board with respect to the Company’s policies and procedures regarding the Company’s conflict of interest policy.

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AHK Leasing, LLC (“AHK”), a company controlled by Roger Kanne, a director of the Company, lent the Company money during 2011 and 2010. These loans were in the form of capital leases with three years terms and bearing interest at a rate of 8.50% to 9.50% per annum. The following table sets forth certain information regarding these loan transactions, including the transaction dates, the type of transaction and loan amounts:

Lender	Issue Date	Type of Transaction	Amount of Loan ($)
AHK Leasing, LLC	9/20/2010	Capital Lease	360,000
AHK Leasing, LLC	2/17/2011	Capital Lease	275,000
AHK Leasing, LLC	4/25/2011	Capital Lease	225,000
AHK Leasing, LLC	8/22/2011	Capital Lease	250,000

During 2011, the largest amount of principal outstanding under the AHK leases was $1,539,003. As of March 31, 2012, there was $1,183,186 of principal outstanding under the AHK leases. During 2011, the Company paid $1,370,604 of principal and $96,234 of interest on the AHK leases.

Each of these capital lease transactions was reported to the Board of Directors. In addition, the Audit Committee has previously approved of the Company’s capital leasing arrangement with AHK.

Crestpark LP, Inc. Note Payable - As of December 31, 2011, the Company had outstanding a Note Payable (“Note”) with Crestpark for $2,000,000 under a Credit and Security Agreement originally dated December 18, 2007 and subsequently amended (the “Loan Agreement). Outstanding borrowings are due and payable on the earlier of (i) January 1, 2015 or (ii) the first date on which the Company either issues equity securities or arranges for additional indebtedness (other than trade indebtedness incurred in the ordinary course of its business) in a transaction or series of transactions which generates aggregate net proceeds to the Company of not less than the then current principal amount outstanding under this Note, plus all accrued but unpaid interest. The Company may prepay the Note at any time without premium or penalty. The outstanding principal of the Note bears interest at fixed rate of 9.5% per annum and such interest will be due and payable at maturity of the Note.

The Company did not make any principal prepayments on the Crestpark Note during 2011. However, on June 30, 2011, the Company issued 1,221,097 shares of Series D Preferred Stock in satisfaction of $12,891,086 of outstanding principal and $540,978 of accrued but unpaid interest. Accordingly, the largest aggregate amount of principal outstanding under the Crestpark Note during 2010 was $14,891,086. Prior to the June 30, 2011 restructuring, the Note provided that $9,891,086 (the “Fixed Tranche”) of the borrowings thereunder shall bear interest at 9.5% per annum and that such interest will be due and payable at maturity of the Note. The remaining $5,000,000 of borrowings (the “Floating Tranche”) under the note will bear interest at a floating rate equal to 2% over the prime rate (the “Base Rate”), payable quarterly beginning March 31, 2011 with quarterly principal payments of $125,000 due beginning March 31, 2012. During 2011, the Company paid $39,271 in interest, representing interest payable on the 2% premium over the Base Rate applicable to the borrowings under the Floating Tranche. During 2011, the Company accrued $766,215 of interest to Crestpark.

The remaining borrowings under the Note are secured by a security interest in all of the assets of the Company except that Crestpark’s security interest in certain monitoring equipment is subordinate to the interest of AHK under its sale leaseback arrangements and to the security interest in our assets held by a bank that has provided us with a $750,000 working capital line of credit.

Crestpark is the sole holder of the outstanding shares of our Series D Preferred Stock and is an affiliate of MH Imports which holds approximately 85.75% the outstanding shares of our Series C Preferred Stock. As the holders of these shares of our Series C and D Preferred Stock, Crestpark and MH Imports have the right to elect a majority of our Board of Directors. Due to Crestpark's affiliation, the terms of the Note and the Loan Agreement as well as the terms upon which we issued Series D Preferred Stock to Crestpark in partial satisfaction of our obligations under the Note and Loan Agreement, were approved by Special Committees of the Board of Directors consisting solely of disinterested directors.

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Audit Committee Report

The Company’s management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of internal controls and processes for that purpose. McGladrey & Pullen, LLP (“McGladrey”) acts as the Company’s independent auditors and is responsible for conducting an independent audit of the Company’s annual financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report on the results of its audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.

The Board of Directors, acting as the Audit Committee, has reviewed and discussed the audited financial statements for the year ended December 31, 2011 with management of the Company and with representatives of McGladrey. Our discussions with McGladrey also included the matters required by the Statement on Auditing Standard No. 114 (Communications with Audit Committees).

In addition, the Board of Directors, acting as the Audit Committee, reviewed the independence of McGladrey. The Board received written disclosures and a letter from McGladrey regarding its independence as required by Independent Standards Board Standards No. 1 and discussed this information with McGladrey.

Based on the foregoing, the Board of Directors, acting as the Audit Committee, has recommended that the audited financial statements of the Company for the year ended December 31, 2011 be included in the Company’s annual report on Form 10-K to be filed with the Securities and Exchange Commission.

Roger Kanne, Chairman
Joe Schwaller
Greg Gaggini
Tom Burlin

II. APPOINTMENT OF AUDITOR

On March 7, 2012, the Company appointed the accounting firm of McGladrey & Pullen, LLP as our independent auditors to audit the Company’s financial statements for the year ending December 31, 2012. A resolution to ratify the appointment will be presented at the annual meeting. McGladrey & Pullen, LLP has audited our financial statements for the years 2000 through 2011. A representative of McGladrey & Pullen, LLP will be at the meeting, will have an opportunity to make a statement if so desired, and will be available to answer any appropriate questions.

The ratification of the appointment of our independent auditors requires the affirmative vote of the holders of a majority in voting power of the total shares of our capital stock present in person or represented by proxy at the annual meeting and entitled to vote. Accordingly, abstentions will have the same effect as a vote against ratification. If stockholders fail to ratify the appointment of McGladrey & Pullen LLP as our independent auditors, the Audit Committee will reconsider whether to retain McGladrey & Pullen LLP, but may ultimately decide to retain them. Any decision to retain McGladrey & Pullen LLP or another independent auditor will be made by the Audit Committee and will not be resubmitted to stockholders. In addition, even if stockholders ratify the appointment of McGladrey & Pullen LLP, the Audit Committee retains the right to appoint different independent auditors for 2012 if it determines that it would be in the Company’s best interests.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS OUR INDEPENDENT AUDITORS FOR 2012.

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Principal Accountant Fees and Services

The following table shows the aggregate fees billed to the Company for professional services by McGladrey & Pullen, LLP for the years 2011 and 2010:

	2011	2010

Audit Fees	$170,600	$156,350
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Total Fees	$170,600	$156,350

Audit Fees. This category includes the aggregate fees billed for professional services rendered for the audits of the Company’s consolidated financial statements for the years 2011 and 2010, for the reviews of the financial statements in the Company’s quarterly reports on Form 10-Q during the years 2011 and 2010, and for services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant years.

Audit-Related Fees. This category includes the aggregate fees billed in each of the last two fiscal years for assurance and related services by the independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements that are not reported above under “Audit Fees,” and generally consist of fees for other SEC filings, due diligence in connection with acquisitions, accounting consultation and audits of employee benefit plans.

Tax Fees. This category includes the aggregate fees billed in each of the last two years for professional services rendered by the independent auditors for tax compliance, tax planning and tax service.

All Other Fees. This category includes the aggregate fees billed in each of the last two years for products and services provided by the independent auditors that are not reported above under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.”

Our Audit Committee is required to review and approve in advance the retention of our independent auditors for the performance of all audit and lawfully permitted non-audit services. The Chairman of the Audit Committee, or in the absence of the Chairman, any member of the Committee designated by the Chairman, has authority to approve in advance any lawfully permitted non-audit services. The Audit Committee is authorized to establish other policies and procedures for the pre-approval of such services. Where non-audit services are approved under delegated authority, the action must be reported to the full Audit Committee at its next regularly scheduled meeting. All of the audit-related fees, tax fees or other fees shown in the table above were approved pursuant to the Audit Committee’s preapproval process, as such process was in effect at the time of the approval of the particular fee.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our Bylaws do not provide any specific procedures for stockholders who wish to submit a proposal for presentation at the annual meeting and, to date, no stockholder proposals have been received for consideration at the annual meeting.

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Stockholders who wish to include proposals in the proxy materials that we send out in connection with our 2013 annual meeting may do so, subject to the proxy rules adopted by the SEC. In order to be included in our proxy statement relating to the 2013 annual meeting, a stockholder proposal must be delivered to the Company’s Secretary at the Company’s executive offices before December 17, 2012.

OTHER MATTERS

At the date of mailing of this Proxy Statement, we are not aware of any business to be presented at the annual meeting other than the proposals discussed above. If other proposals are properly brought before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

Concurrent with the mailing of this Proxy Statement, the Company is furnishing you a copy of its annual report for the year ended December 31, 2011 (which includes the Company’s Annual Report on Form 10-K for such year).

None of the information set forth in this Proxy Statement under the heading “Audit Committee Report” is deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “1934 Act”), and this information will not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

By order of the Board of Directors:

/s/ Kim Reed
Kim Reed
Secretary
April 16, 2012

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